UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2022 (December 9, 2022)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 1.01               Entry into a Material Definitive Agreement.

As previously disclosed, ClearOne, Inc. (the “Company”) has been involved in several litigation proceedings (collectively, the “Litigations”) against Shure Incorporated (“Shure”) as more fully described in the Part I, Item 3 of the Company’s annual report on Form 10-K for the year ended December 31, 2021, as supplemented in Part II, Item 1 of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022.

On December 9, 2022, the Company and Shure entered into a confidential settlement and license agreement (the “Agreement”).  Under the terms of the Agreement:

  All of the Litigations between the parties shall be dismissed with prejudice and each of the Company and Shure shall release all claims against the other arising from or in connection with the matters that were subject to the Litigations;
  Shure will make a one-time settlement payment to the Company in the amount of $55 million within five days after the dismissal of the Litigations in accordance with the Agreement; and
  The Company and Shure have agreed to certain patent licenses and covenants not to sue.

The foregoing summary is qualified entirely by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference. In addition, a copy of the joint press release issued by the Company and Shure is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
10.1*	Confidential Settlement and License Agreement.
99.1	Joint Press Release of ClearOne, Inc. and Shure Incorporated dated December 9, 2022.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Certain confidential portions of this exhibit have been excluded from this exhibit in accordance with Rule 24b-2 because such information is (1) not material, and (2) the  Company customarily and actually treats that information as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: December 9, 2022	By:	/s/ Narsi Narayanan
Narsi Narayanan
Chief Financial Officer (Principal Accounting and Principal Financial Officer)